As filed with the Securities and Exchange Commission on September 26, 2014

File Nos.
333-186504
811-22801

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.

Post-Effective Amendment No.	2

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	4

FRANKLIN ETF TRUST
(Exact Name of Registrant as Specified in Charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective on (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on October 1, 2014 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a) (1)
[]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus October 1, 2014

Franklin Short Duration
U.S. Government ETF

FRANKLIN ETF TRUST

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TICKER:	EXCHANGE:
FTSD	NYSE Arca, Inc.

Contents

Fund Summary Information about the Fund you should know before investing

Investment Goal
Fees and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Performance
Investment Manager
Portfolio Managers
Purchase and Sale of Fund Shares
Taxes

Fund Details More information on investment policies, practices and risks/financial highlights
Investment Goal Principal Investment Policies and Practices Principal Risks Management Distributions and Taxes Financial Highlights

Shareholder Information Information about Fund transactions
Buying and Selling Shares Book Entry Share Prices Calculating NAV Creations and Redemptions Premium/Discount Information Distribution

For More Information Where to learn more about the Fund
Back Cover

Fund Summary

Investment Goal

A high level of current income as is consistent with prudent investing, while seeking preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.30%
Distribution and service (12b-1) fees	None
Other expenses	0.21%
Total annual Fund operating expenses[1]	0.51%
Fee waiver and/or expense reimbursement[1]	-0.21%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	0.30%

1. The Fund began offering its shares on November 4, 2013. Total annual Fund operating expenses are annualized. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) for the Fund do not exceed 0.30% until at least September 30, 2015. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 31	$ 142	$ 264	$ 620

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the period November 4, 2013 (effective date) through the fiscal year ended May 31, 2014, the Fund's portfolio turnover rate was 98.35% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The Fund currently targets an estimated average portfolio duration of three (3) years or less. The Fund generally invests a substantial portion of its assets in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, including adjustable rate mortgage securities (ARMs), but the Fund also invests in direct obligations of the U.S. government (such as Treasury bonds, bills and notes) and in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government sponsored entities. All of the Fund’s principal investments are debt securities, including bonds, notes and debentures.

In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments and other factors.

The Fund invests in investment grade securities and investments or in unrated securities and investments that the Fund’s investment manager determines are of comparable quality.

Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. As the underlying mortgage loans are paid off, investors receive periodic principal and interest payments as well as any unscheduled principal prepayments on the underlying mortgage loans. The mortgage-backed securities purchased by the Fund include, but are not limited to, bonds and notes issued or guaranteed by the Government National Mortgage Association (Ginnie Mae) and U.S. government-sponsored entities, such as the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. The Fund may invest in obligations of other U.S. government-sponsored entities, which may be supported only by the credit of the issuing agency or instrumentality, such as securities issued by members of the Farm Credit System. Accordingly, securities issued by Fannie Mae, Freddie Mac, the Farm Credit System, and similar securities may involve a risk of non-payment of principal and interest. Investors should remember that guarantees of timely repayment of principal and interest on the securities do not apply to the market prices and yields of the securities or to the net asset value (NAV), trading price or performance of the Fund. Irrespective of such guarantees, the market prices and yields of the securities and, consequently, the NAV, trading price and performance of the Fund, will vary with changes in interest rates and other market conditions. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

The Fund may invest in U.S. inflation-indexed securities issued by the U.S. government.

To pursue its investment goal, the Fund may invest in certain interest rate-related derivative transactions, principally interest rate, bond, U.S. Treasury and fixed income index futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to selected interest rates or durations. These derivatives may be used to hedge risks associated with the Fund’s other portfolio investments.

The Fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.

Principal Risks

You could lose money by investing in the Fund. ETF shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment goal. Unlike many ETFs, the Fund is not an index-based ETF.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes on the whole are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities are more sensitive to these interest rate changes.

Mortgage-Backed Securities   Mortgage-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage-backed securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage-backed securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

Variable Rate Securities   Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. If the changes in market rates are substantial, the interest rate on a variable rate security may not reset during a single adjustment period. Lifetime limits on resets may also prevent their rates from adjusting to market rates.

During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Also guarantees of principal and interest do not apply to market prices, yields or the Fund’s NAV and trading price. While the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Inflation-Indexed Securities   Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

Management   The Fund is subject to management risk because it is an actively managed ETF. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Market Trading   The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Unlike some ETFs that track specific indices, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices which closely correspond to NAV. Given the high level of transparency of the Fund’s holdings, the investment manager believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund’s shares will trade at premiums or discounts to NAV. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Derivative Instruments   The performance of derivative instruments (including interest rate-related derivatives) depends largely on the performance of an underlying interest rate, security or index and such derivatives often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the interest rate, security or other risk being hedged.

Performance

Because the Fund is new, it does not have a full calendar year of performance. You can obtain updated performance information at etf.franklintempleton.com or by calling (800) Dial BEN®/342-5236

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Roger Bayston, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2013).

Patrick Klein, PH.D.   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2013).

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (Creation Units) to authorized participants who have entered into agreements with the Fund’s distributor, Franklin Templeton Distributors, Inc. (Distributors). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each day.

Taxes

The Fund's distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Fund Details

Investment Goal

The Fund’s investment goal is to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital. The Fund's investment goal is non-fundamental, which means it may be changed by the board of trustees without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment goal.

Principal Investment Policies and Practices

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the investment manager has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment goal.

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Shareholders will be given at least 60 days’ advance notice of any change to the 80% investment policy. The Fund currently targets an estimated average portfolio duration of three (3) years or less. Such targeted average portfolio duration may change in the future. The Fund generally invests a substantial portion of its assets in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, including adjustable rate mortgage securities (ARMS), but the Fund also invests in direct obligations of the U.S. government (such as Treasury bonds, bills and notes) and in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government sponsored entities. All of the Fund’s principal investments are debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments and other factors. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments, call features and coupon adjustments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with lower durations tend to be less sensitive to interest rate changes than securities with higher durations. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of five years generally will decrease by approximately 5% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of five years generally will increase by approximately 5%. Conversely when the level of interest rates decreases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of five years generally will increase by approximately 5% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of five years generally will decrease by approximately 5%. The Fund does not target a specific range or average maturity for the debt securities in which it invests.

The Fund invests in investment grade securities and investments or in unrated securities and investments the Fund’s investment manager determines are of comparable quality. Securities rated in the top four ratings categories by one or more independent rating organizations such as Standard & Poor’s (S&P®) (rated BBB or better), Moody’s Investors Service (Moody’s) (rated Baa or higher) or Fitch Ratings (Fitch) (rated BBB or better) are considered investment grade. If subsequent to its purchase, a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of that security immediately.

The mortgage-backed securities in which the Fund substantially invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as Ginnie Mae and U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate securities or ARMS. Most mortgage-backed securities are pass-through securities which means they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments as well as unscheduled prepayments on the underlying mortgage loans. Factors affecting mortgage prepayments include the prevailing level of interest rates, the location of the mortgaged property, the age of the mortgage loan and general economic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. Adjustable-rate mortgage-backed securities include ARMS and other mortgage-backed securities with interest rates that adjust periodically to reflect prevailing market interest rates.

Government agency or instrumentality issues have different levels of credit support. Ginnie Maes carry a guarantee as to the timely repayment of principal and interest that is backed by the full faith and credit of the U.S. government. The full faith and credit guarantee does not apply to the market prices and yields of the Ginnie Maes or to the NAV, trading price or performance of the Fund, which will vary with changes in interest rates and other market conditions. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, are chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so. For example, Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality and are not guaranteed by the U.S. government. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Other securities issued by government agencies or instrumentalities, including government sponsored entities, may only be backed by the credit worthiness of the issuing institution, not the U.S. Government, or the issuers may have the right to borrow from the U.S. Treasury to meet its obligations. The Fund may invest in securities with various levels of credit support including, but not limited to, those issued or guaranteed by the Federal Home Loan Banks, Veterans Administration, Federal Housing Authority, Export-Import Bank of the United States, Overseas Private Investment Corporation, Commodity Credit Corporation, Small Business Administration, U.S. Agency for International Development, Tennessee Valley Authority and Farm Credit System. Investors should remember that guarantees of timely repayment of principal and interest on the securities do not apply to the market prices and yields of the securities or to the NAV, trading price or performance of the Fund. Irrespective of such guarantees, the market prices and yields of the securities and, consequently, the NAV, trading price and performance of the Fund, will vary with changes in interest rates and other market conditions. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

The Fund may invest in callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity.

The Fund may also invest in U.S. government inflation-indexed securities. Inflation-indexed securities are fixed-income securities that are structured to provide protection against inflation. The value of the security’s principal or the interest income paid on the security is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure.

The Fund may also invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities on a future date. During the period between a sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns or loses money on a mortgage dollar roll from any difference between the sale price and the future purchase price. In a sale and repurchase, the Fund also earns money on the interest earned on the cash proceeds of the initial sale. The Fund will invest only in covered mortgage dollar rolls, meaning that the Fund establishes a segregated account with liquid securities equal in value to the securities it will repurchase.

For purposes of pursuing its investment goal, the Fund may enter into interest rate-related derivative transactions, principally interest rate, bond, U.S. Treasury and fixed income index futures contracts. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates or durations. The Fund anticipates using these futures to hedge against interest rate risk and to manage the duration of the Fund’s portfolio. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

A futures contract is a standard binding agreement to buy or sell a specified quantity of (or exposure to) an underlying instrument or rate, such as a specific security or interest rate, at a specified price at a specified later date that trade on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or reference rate. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement.

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards (used for purposes other than bona fide hedging). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund), and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its NAV and trading price.

Mortgage-Backed Securities

Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Because of prepayments, mortgage-backed securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security.

Mortgage-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage-backed securities and extend their life. This could cause the price of the mortgage-backed securities and the Fund’s NAV and trading price to fall and would make the mortgage-backed securities more sensitive to interest rate changes.

In September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA acts as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Prepayment

Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.

Variable Rate Securities

Variable rate securities (which include floating rate debt securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. However, when interest rates fall, there will be a reduction in the payments of interest received by the Fund from its variable rate securities. Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates.

The NAV and trading price of the Fund may decline during periods of rising interest rates until the interest rates on these securities reset to market rates. You could lose money if you sell your shares of the Fund before these rates reset.

Income

Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The Fund’s income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

Credit

The Fund could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

While securities issued or guaranteed by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Also guarantees of principal and interest do not apply to market prices, yields or the Fund’s NAV and trading price. While the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Extension

The market value of some debt securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. When that occurs, the effective maturity date of the Fund’s investment is extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Such extension may also effectively lock-in a below market interest rate and reduce the value of the debt security.

Inflation-Indexed Securities

Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.

Management

The Fund is an actively managed ETF and could experience losses if the investment manager’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager’s investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities or other investments may decline in value due to factors affecting individual issuers, securities markets generally or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular sector. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. Mortgage dollar rolls add leverage to the Fund’s portfolio and increase the Fund’s sensitivity to interest rate changes. In addition, investment in mortgage dollar rolls may increase the Fund’s portfolio turnover rate.

Market Trading

Absence of active market.   Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Secondary market trading.   Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Shares of the Fund may trade at prices other than NAV.   Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility.

Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.   However, because shares can be created and redeemed in Creation Units at NAV, the investment manager believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/ redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.

Cost of buying or selling Fund shares.   Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Derivative Instruments

The performance of derivative instruments (including interest rate-related derivatives) depends largely on the performance of an underlying interest rate, security or index and derivative instruments often have risks similar to their underlying instrument in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Other risks include the inability to close out a position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the investment manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund may use derivative strategies from time to time, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at etf.franklintempleton.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage, as of August 31, 2014, over $922 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The portfolio managers of the team are as follows:

Roger Bayston, CFA   Senior Vice President of Advisers

Mr. Bayston has been lead portfolio manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

Patrick Klein, PH.D.   Portfolio Manager of Advisers

Dr. Klein has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

For the fiscal year ended May 31, 2014, the Fund paid Advisers a fee for managing the Fund's assets. Advisers has agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. However, this fee reduction was less than 0.01% of the Fund's average net assets. In addition, Advisers has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (excluding acquired fund fees and expenses and certain non-routine expenses or costs (including those relating to litigation, indemnification, reorganizations and liquidations)) for the Fund do not exceed 0.30% at least until September 30, 2015. The management fee before and after such fee waivers were 0.30% and 0.00%, respectively.

Distributions and Taxes

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends monthly from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Distributions in cash may be reinvested automatically in additional whole Fund shares only if the broker through whom you purchased the shares makes such option available. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Avoid "buying a dividend."   At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income.   Income dividends are generally subject to tax at ordinary rates. Income dividends reported by the Fund to shareholders as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. Because the Fund invests primarily in debt securities, it is expected that either none or only a small portion of the Fund’s income dividends may be qualified dividends. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Capital gains.   Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For individuals in the 10% and 15% tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). An additional 3.8% Medicare tax may also be imposed as discussed below.

Sales of exchange-listed shares.   Currently, any capital gain or loss realized upon a sale of shares generally is treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

Cost basis reporting   Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on creation and redemption of creation units.   An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Authorized Participants, that create or redeem Creation Units, will be sent a confirmation statement showing how many shares they purchased or sold and at what price.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Medicare tax.   An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional Medicare tax will be reported on, and paid with, your federal income tax return.

Backup withholding.   A shareholder may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. State backup withholding may also apply.

State and local taxes.   Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes.

Non-U.S. investors.   Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired for taxable years of the Fund that begin on or after January 1, 2014. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements.   Payments to a shareholder that is either a foreign financial institution (FFI) or a non-financial foreign entity (NFFE) within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Other tax information.   This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Period Ended May 31,
2014[a]
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of the period	$ 100.00
Income from investment operations:[b]
Net investment income[c]	0.81
Net realized and unrealized gains (losses)	0.27
Total from investment operations	1.08
Less distributions from net investment income	-1.10
Net asset value, end of period	$ 99.98
Market value, end of period	$ 100.04
Total return (based on net asset value per share)[d]	1.08%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.61%
Expenses net of waiver and payments by affiliates	0.30%
Net investment income (loss)	1.42%
Supplemental data
Net assets, end of period (000’s)	$ 27,595
Portfolio turnover rate	98.35%
Portfolio turnover rate excluding mortgage dollar rolls	64.98%

a. For the period November 4, 2013 (commencement of operations) to May 31, 2014.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to timing of sales and repurchase of creation unit Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. For the period ended May 31, 2014, the market value total return was 0.82%. Market value total return is calculated assuming an initial investment at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period.

e. Ratios are annualized for periods less than one year.

Shareholder Information

Buying and Selling Shares

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Franklin ETF Trust (the “Trust”) does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund’s shares trade under the trading symbol “FTSD.”

Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.

The board of trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (frequent trading) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (market timing), because the Fund generally sells and redeems its shares directly through transactions that are for cash and/or in-kind, subject to the conditions described below under Creations and Redemptions. The board of trustees has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca, Inc.

Section 12(d)(1) of the Investment Company Act of 1940 (1940 Act) restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (DTC) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (IOPV), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash contained in the portfolio at the beginning of a trading day. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Calculating NAV

The NAV of the Fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total NAV of the Fund by the number of shares outstanding.

The Fund calculates the NAV per share each business day normally as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time) or earlier when the NYSE closes early because trading has been halted for the day. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, in accordance with valuation procedures approved by the Fund’s board of trustees, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund, which will be incorporated into the calculation of the Fund’s NAV.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Pass-Through Securities, CMO, ABS, MBS

Mortgage pass-through securities (such as Ginnie Mae, Fannie Mae and Freddie Mac), other mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS) generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services, in accordance with valuation procedures approved by the Fund’s board of trustees. The Fund’s pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves. Matrix pricing is considered a form of fair value pricing.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 25,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with Distributors, an affiliate of Advisers.

A creation transaction, which is subject to acceptance by the Fund’s transfer agent, takes place when an Authorized Participant deposits into the Fund (i) a specified all-cash payment or (ii) a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units for (i) a specified all-cash payment or (ii) a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

As a result of any system failure or other interruption, orders either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933 (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with Distributors with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on NYSE Arca, Inc. at a price above (at a premium) or below (at a discount) the NAV of the Fund, when available, can be found at etf.franklintempleton.com.

Distribution

Distributors or its agents distribute Creation Units for the Fund on an agency basis. Distributors does not maintain a secondary market in shares of the Fund. Distributors is an affiliate of Advisers.

Distribution and Service (12b-1) Fees

The Fund has adopted a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year, to those who sell and distribute Fund shares and provide other services to shareholders. However, the board of trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.

Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through etf.franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov.

Individual investors should contact their financial advisor or broker dealer representative for more information about Franklin Templeton ETFs.
Financial Professionals should call (800) DIAL BEN®/342-5236.

One Franklin Parkway San Mateo, CA 94403-1906 etf.franklintempleton.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-22801
© 2014 Franklin Templeton Investments. All rights reserved.
00101974	FTSD P 10/14

Statement of Additional Information October 1, 2014

Franklin Short Duration U.S. Government ETF

Franklin ETF Trust

TICKER:	EXCHANGE:
FTSD	NYSE Arca, Inc.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's (hereafter the “Fund”) prospectus. The Fund's prospectus, dated October 1, 2014, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to shareholders, for the fiscal year ended May 31, 2014, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

CONTENTS
General Description of the Trust and the Fund
Exchange Listing and Trading
Goals, Strategies and Risks
Officers and Trustees
Fair Valuation and Liquidity
Proxy Voting Policies and Procedures
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights, Principal Holders and Additional Information Concerning the Trust
Creation and Redemption of Creation Units
The Underwriter
Miscellaneous Information
Description of Ratings

  ETFs, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
  are subject to investment risks, including the possible loss of principal.

P.O. Box 997151, Sacramento, CA 95899-7151

Individual investors should contact their financial advisor or broker dealer representative for more information about Franklin Templeton ETFs. Financial Professionals should call (800) DIAL BEN®/342-5236.

FTSD SAI 10/14

General Description of the Trust and the Fund

The Fund is a diversified series of Franklin ETF Trust (the “Trust”), an open-end management investment company. The Trust was organized as a Delaware statutory trust effective June 1, 2012 and is registered with the U.S. Securities and Exchange Commission (SEC).

The Fund’s investment goal is to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital. The Fund's investment manager is Franklin Advisers, Inc. (Advisers). Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries.

The Fund offers and issues shares at their net asset value per share (NAV) only in aggregations of a specified number of shares (Creation Unit), generally in exchange for (i) a specified all-cash payment (Cash Deposit) or (ii) a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Listing Exchange” or “NYSE Arca”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for (i) a Cash Deposit or (ii) portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 25,000 or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage Advisers may change from time to time, of the market value of the omitted Deposit Securities. See the “Creation and Redemption of Creation Units” section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder Information” section of the Fund’s prospectus. The discussion below supplements, and should be read in conjunction with, that section of the prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

The IOPV is intended to reflect the current market value of the securities and/or cash contained in the portfolio at the beginning of a trading day. However, the Fund’s IOPV disseminated during the Listing Exchange trading hours is not calculated by the Fund, and should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus. The Fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund may receive equity securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act) on the Fund with respect to borrowing and senior securities, see “Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing” below.

Fundamental Investment Policies

The Fund has adopted the following restrictions as fundamental investment policies:

The Fund may not:

1.  Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

2.  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act).

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Non-Fundamental Investment Policies

The Fund’s investment goal is to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The Fund’s investment goal and 80% policy are non-fundamental. This means that they may be changed by the board of trustees without the approval of shareholders. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment goal or 80% policy. Net assets for purposes of the 80% policy include the amount of any borrowings for investment purposes.

Additional Strategies

In trying to achieve its investment goals, the Fund may invest in the types of instruments or engage in the types of transactions identified below and in the section “Glossary of Investments, Techniques, Strategies and Their Risks,” which also describes the risks associated with these investment policies. The Fund may or may not use all of these techniques at any one time.

The Fund may invest, buy or engage in:

  zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities lending of portfolio securities up to 33 1/3% of the value of its total assets, measured at the time of the most recent loan
  Adjustable rate mortgage-backed securities (ARMS)
  when-issued or delayed delivery transactions
  up to 20% of its net assets in securities not issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs callable securities
  Franklin Templeton money market funds
  repurchase agreements
  up to 15% of its net assets in restricted or illiquid securities interest rate, bond, U.S. Treasury and fixed income index futures contracts

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's), Standard & Poor's Financial Services (S&P®), and Fitch Ratings (Fitch), as well as securities that are unrated.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets the fundamental restriction to permit the Fund (subject to the Fund’s investment goal and general investment policies as stated in the Fund’s prospectus and SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded funds or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and SAI.

The NAV and trading price of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the NAV and trading price of the Fund's shares may also change with movements in the stock and bond markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Bank obligations     Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank "accepts" a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation.

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Borrowing     The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted "senior securities," the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets.     Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Callable securities     Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security's interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Debt securities - general description     In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer's principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds.     A bond is a debt security in which investors lend money to an entity that borrows for a defined period of time, usually a period of more than five years, at a specified interest rate.

Commercial paper.     Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures.     A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills.     A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes.     A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund's investment manager attempts to reduce credit and market risk through diversification of the Fund's portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities will be considered speculative and expose the Fund to similar risks as an investment in high-yield debt.

The Fund may not buy defaulted debt securities. However, the Fund is not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security.

Derivative instruments     The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices (a "reference instrument") and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the investment manager seeks to protect the Fund's investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund's portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the investment manager's ability to gauge relevant market movements.

The Fund may use derivative instruments for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund may also use derivative instruments for other purposes, as described above. The Fund’s use of derivative instruments for purposes other than direct hedging may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager. Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires mutual funds to "cover" or segregate liquid assets equal to the potential exposure created by such derivatives. The obligation to cover or segregate such assets is described more fully under "Borrowing" in this SAI.

Exclusion of investment manager from commodity pool operator definition.     With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the investment manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the investment manager would be subject to registration and regulation as a CPO with respect to the Fund. In that case, the investment manager and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Futures contracts.     Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (FCM), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that currently ranges from 1% to 15% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts.     The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the investment manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The investment manager does not believe that these trading and positions limits will have an adverse impact on the Fund's investment strategies.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Illiquid securities     Generally, an "illiquid security" is any security that cannot be disposed of within seven days at approximately the amount at which the Fund has valued the instrument. Illiquid securities generally include securities for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act). If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent the investment manager determines there is a liquid institutional or other market for restricted securities, the Fund considers them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The Fund's board will review on a periodic basis any determination by the investment manager to treat a restricted security as liquid. In determining whether a restricted security is properly considered a liquid security, the investment manager takes into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid securities is that they may be more difficult to sell if the Fund wants to dispose of the security in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize a security's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain security, issuer, or sector due to overall limitations on its ability to invest in illiquid securities and the difficulty in purchasing such securities.

Inflation-indexed securities     Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation-indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semiannual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income. Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.

An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.

In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. government will increase the Fund's exposure to the credit risk of that party.

The value of inflation-indexed securities is generally expected to change in response to changes in "real" interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund's investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund's interests in industries and sectors minimally affected by changes in the cost of living.

Investment company securities     The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply, and the Fund may also rely on any future applicable SEC rules or orders that provide exceptions to these limitations. As a shareholder of another investment company, the Fund would bear, along with other shareholders, the Fund’s pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Investment grade debt securities     Debt securities that are rated Baa or higher by Moody's, BBB or higher by S&P, or unrated securities deemed by the Fund's investment manager to be of comparable quality, are considered to be "investment grade." Generally, a higher rating indicates the rating agency's opinion that there is less risk of default of obligations thereunder including timely repayment of principal and payment of interest. Debt securities in the lowest investment grade category may have speculative characteristics and more closely resemble high-yield debt securities than investment-grade debt securities. Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating organizations apply to the purchase or sale of investment grade debt securities.

Mortgage-backed securities

Overview.     Mortgage-backed securities, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which "pass-through" when received from individual borrowers, net of any fees owed to the administrator, guarantor or other service providers. Some mortgage-backed securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of mortgage-backed securities have historically been the Government National Mortgage Association (GNMA, or "Ginnie Mae"), the Federal National Mortgage Association (FNMA, or "Fannie Mae") and the Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac"). Other issuers of mortgage-backed securities include commercial banks and other private lenders. Trading in mortgage-backed securities guaranteed by a governmental agency, instrumentality or sponsored enterprise may frequently take place in the to-be-announced (TBA) forward market. See “When-issued, delayed delivery and to-be-announced transactions” below.

Ginnie Mae is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA"). Ginnie Mae's guarantees are backed by the full faith and credit of the U.S. government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (PCs), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Although the mortgage-backed securities of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these mortgage-backed securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk. The U.S. government, in the past, provided financial support to Fannie Mae and Freddie Mac, but no assurance can be given that the U.S. government will continue to do so.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise's operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

Private mortgage-backed securities.     Issuers of private mortgage-backed securities, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the U.S. government or a U.S. government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private mortgage-backed securities is historically higher because neither the U.S. government nor an agency or instrumentality have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-backed security meets the Fund's quality standards. The Fund may buy mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards. Private mortgage-backed securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Policies," by virtue of the exclusion from that test available to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. In the case of privately issued mortgage-backed securities, the Fund categorizes the securities by the issuer's industry for purposes of the Fund's industry concentration restrictions.

Additional risks.     In addition to the special risks described below, mortgage-backed securities are subject to many of the same risks as other types of debt securities. The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage-backed securities differ from conventional debt securities in that most mortgage-backed securities are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when the Fund reinvests the payments and any unscheduled payments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage-backed securities. For this reason, pass-through mortgage-backed securities may have less potential for capital appreciation as interest rates decline and may be less effective than other types of U.S. government or other debt securities as a means of "locking in" long-term interest rates. In general, fixed rate mortgage-backed securities have greater exposure to this "prepayment risk" than variable rate securities.

An unexpected rise in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be taxable as ordinary income. Regulatory or tax changes may also adversely affect the mortgage-backed securities market as a whole.

Guarantees.     The existence of a guarantee or other form of credit support on a mortgage-backed security usually increases the price that the Fund pays or receives for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the U.S. government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a U.S. government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund's investment or protection against prepayment or other risks. The market price and yield of the mortgage-backed security at any given time are not guaranteed and likely to fluctuate.

Sector focus.     The Fund's investments in mortgage-backed securities may cause the Fund to have significant, indirect exposure to a given market sector. If the underlying mortgages are predominantly from borrowers in a given market sector, the mortgage-backed securities may respond to market conditions just as a direct investment in that sector would. As a result, the Fund may experience greater exposure to that specific market sector than it would if the underlying mortgages came from a wider variety of borrowers. Greater exposure to a particular market sector may result in greater volatility of the security's price and returns to the Fund, as well as greater potential for losses in the absence or failure of a guarantee to protect against widespread defaults or late payments by the borrowers on the underlying mortgages.

Similar risks may result from an investment in mortgage-backed securities if real properties securing the mortgage-backed securities are located in the same geographical region or dependent upon the same industries or sectors. Such mortgage-backed securities will experience greater risk of default or late payment than other comparable but diversified securities in the event of adverse economic, political or business developments because of the widespread affect an adverse event will have on borrowers' ability to make payments on the underlying mortgages.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain mortgage-backed investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) have increased recently and may continue to increase. A decline in or plateauing of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.

Adjustable rate mortgage securities (ARMS)     ARMS, like traditional fixed rate mortgage-backed securities, represent an ownership interest in a pool of mortgage loans and are issued, guaranteed or otherwise sponsored by governmental or by private entities. Unlike traditional mortgage-backed securities, the mortgage loans underlying ARMS generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. An adjustable interest rate may be passed-through or otherwise offered on certain ARMS. The interest obtained by owning an ARMS (and, as a result, the value of the ARMS) may vary monthly as a result of resets in interest rates and/or principal repayment rates of any of the mortgage loans that are part of the pool of mortgage loans comprising the ARMS Investing in ARMS may permit the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the interest rate payments on mortgages underlying the pool on which the ARMS are based. ARMS generally have lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.

The interest rates paid on ARMS generally are readjusted at intervals of one year or less to a rate that is an increment over some predetermined interest rate index, although some securities may have reset intervals as long as five years. Some adjustable rate mortgage loans have fixed rates for an initial period, typically three, five, seven or ten years, and adjust annually thereafter. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index (indicating the cost of borrowing) or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates.

In a changing interest rate environment, the reset feature may act as a buffer to reduce sharp changes in the ARMS' value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the prevailing market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage-backed securities.

As a result, ARMS also have less risk of a decline in value during periods of rising interest rates than if the Fund invested in more traditional long-term, fixed-rate mortgage-backed securities. However, during such periods, this reset lag may result in a lower net asset value until the interest rate resets to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage-backed security. See "Caps and floors." This is because borrowers with the adjustable rate mortgage loans that are pooled into ARMS generally see an increase in their monthly mortgage payments when interest rates rise which in turn increases their rate of late payments and defaults.

Because an investor is "locked in" at a given interest rate for the duration of the interval until the reset date, whereas interest rates continue to fluctuate, the sensitivity of an ARMS' price to changes in interest rates tends to increase along with the length of the interval. To the extent the Fund invests in ARMS that reset infrequently, the Fund will be subject to similar interest rate risks as when investing in fixed-rate debt securities. For example, the Fund can expect to receive a lower interest rate than the prevailing market rates (or index rates) in a rising interest rate environment because of the lag between daily increases in interest rates and periodic readjustments.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to the Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities do. During periods of rising interest rates, ARMS will be subjected to greater extension risk than fixed-rate mortgage-backed securities. This is because borrowers with adjustable rate loans will generally see their monthly payment obligations increase along with interest rates, with the result being an increase in late payments and defaults.

Caps and floors.     The underlying mortgages that collateralize ARMS will frequently have caps and floors that limit the maximum amount by which the interest rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Fluctuations in interest rates above the applicable caps or floors on the ARMS could cause the ARMS to "cap out" and to behave more like long-term, fixed-rate debt securities.

Negative amortization.     Some mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.

Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and multi-class pass-throughs     Some mortgage-backed securities known as collateralized mortgage obligations (CMOs) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other mortgage-backed securities such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. A CMO or REMIC may designate the most junior of the securities it issues as a "residual" which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

All the risks applicable to a traditional mortgage-backed security also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with mortgage-backed securities generally, be it credit risk, prepayment or extension risk, interest rate risk, income risk, market risk, illiquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of mortgage-backed securities.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional mortgage-backed securities that have been issued, guaranteed or sponsored by such government and/or private entities. For example, the Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more classes of a CMO may have interest rates that reset periodically as ARMS do. These adjustable rate classes are known as "floating-rate CMOs" and are subject to most risks associated with ARMS. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the interest rate. These caps, similar to the caps on ARMS, limit the Fund's potential to gain from rising interest rates and increasing the sensitivity of the CMO's price to interest rate changes while rates remain above the cap.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

CMO and REMIC Residuals.     The residual in a CMO or REMIC structure is the interest in any excess cash flow generated by the mortgage pool that remains after first making the required payments of principal and interest to the other classes of the CMO or REMIC and, second, paying the related administrative expenses and any management fee of the issuer. Each payment of such excess cash flow to a holder of the related CMO or REMIC residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO or REMIC will depend on, among other things, the characteristics of the mortgage assets, the interest rate of each class, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the return on CMO and REMIC residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. If a class of a CMO or REMIC bears interest at an adjustable rate, the CMO or REMIC residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. CMO and REMIC residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers and may not have been registered under the 1933 Act. CMO and REMIC residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitation on investment in illiquid securities.

Mortgage Dollar and U.S. Treasury Rolls

Mortgage dollar rolls.     In a mortgage dollar roll, the Fund sells or buys mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase or sell substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest payments that it would otherwise have received on the securities sold. The Fund is compensated by the difference between the current sales price, which it receives, and the lower forward price that it will pay for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

For each roll transaction, the Fund will segregate assets as set forth in "Segregation of assets" under "Borrowing."

The Fund is exposed to the credit risk of its counterparty in a mortgage dollar roll or U.S. Treasury roll transaction. The Fund could suffer a loss if the counterparty fails to perform the future transaction or otherwise meet its obligations and the Fund is therefore unable to repurchase at the agreed upon price the same or substantially similar mortgage-backed securities it initially sold. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks as determined by the investment manager under board approved counterparty review procedures. Although rolls could add leverage to the Fund's portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund's fundamental restrictions or other limitations on borrowing.

U.S. Treasury rolls.     In U.S. Treasury rolls, the Fund sells U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of this strategy are (1) the Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund generally enters into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Repurchase agreements     Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested. The bank or broker-dealer must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Securities lending     To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as "borrowers"). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund's custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by the Fund is limited to 33 1/3% of the Fund's total assets or such lower limit as set by the Fund or its board.

Temporary investments     When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Unrated debt securities     Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fees to the rating agencies. Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the investment manager may consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities. Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

U.S. government securities     U.S. government securities include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association (GNMA). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable rate securities     Variable rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the debt security. Floating rate securities, adjustable rate securities and inverse floating rate securities (referred to as "inverse floaters") are types of variable rate securities. An adjustable rate security is a debt security with an interest rate which is adjusted according to a formula that specifies the interval at which the rate will be reset and the interest rate index, benchmark or other mechanism upon which the reset rate is based. A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), The U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin. The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes. The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year.

Some variable rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries at or about the time the interest rate is reset. If the Fund purchases a variable rate security with a put feature and market movements make exercise of the put unattractive, the Fund will forfeit the entire amount of any premium paid plus related transaction costs.

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities' market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively.

During periods when short-term interest rates move within the caps and floors of the security held by the Fund, the interest rate of such security will reset to prevailing rates within a short period. As a result, the fluctuation in market value of the variable rate security held by the Fund is generally expected to be limited.

In periods of substantial short-term volatility in interest rates, the market value of such debt securities will fluctuate more substantially if the caps and floors prevent the interest rates from adjusting to the full extent of the movements in the market rates during any one adjustment period or over the term of the security. In the event of dramatic increases in interest rates, any lifetime caps on these securities may prevent the securities from adjusting to prevailing rates over the term of the security. In this case, the market value of the security may be substantially reduced. If caps or floors lock in unfavorable rates for the Fund by preventing its securities' interest rates from adjusting to market rates without substantial delay, the price of the Fund's securities will decline.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

When-issued, delayed delivery and to-be-announced transactions     When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the parties agree on the sale of securities with payment for and delivery of the security scheduled for a future time. The securities may have been authorized but not yet issued, or, in the TBA market for U.S. Government agency mortgage-backed securities, the parties agree on a price, volume, and basic characteristics of securities to be delivered on the settlement date, rather than particular securities. In addition to buying securities on a when-issued, delayed delivery or TBA basis, the Fund may also sell these securities on a TBA basis to close out an existing TBA position before the settlement date, to take advantage of an expected decline in value of the securities, or for hedging purposes.

Entering into a when-issued, delayed delivery or TBA transaction may be viewed as a form of leverage and will result in associated risks for the Fund. To mitigate these risks, when the Fund enters into this type of transaction, it will segregate liquid assets as set forth in "Segregation of assets" under "Borrowing." However, the Fund does not consider the purchase and/or sale of securities on a when-issued, delayed delivery or TBA basis to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Many when-issued, delayed-delivery or TBA transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling other obligations to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. With respect to forward settling TBA transactions involving U.S. Government agency mortgage backed securities, the counterparty risk may be mitigated by the recently adopted requirement that counterparties exchange variation margin on a regular basis as the market value of the deliverable security fluctuates.

The Fund also relies on the counterparty to complete the transaction. The counterparty’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Purchases or sales of debt securities on a when-issued or delayed delivery basis are also subject to the risk that the market value or the yield at delivery may be more or less than the market price or yield available when the transaction was entered into, or that the Fund is unable to purchase securities for delivery at the settlement date with the characteristics agreed upon at the time of the transaction.

Zero coupon, deferred interest and pay-in-kind bonds     Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (the "cash payment date"). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

Pay-in-kind bonds are debt securities that provide for interest payments to be made in a form other than cash, generally at the option of the issuer. Common forms include payment of additional bonds of the same issuer or an increase in principal underlying the pay-in-kind bonds. To the extent that no cash income will be paid for an extended period of time, pay-in-kind bonds resemble zero coupon or deferred interest bonds and are subject to similar influences and risks.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund's investing in debt securities:

Credit risk     Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody's or S&P to help describe the creditworthiness of the issuer.

Debt securities ratings risk     The investment manager performs its own independent investment analysis of securities being considered for the Fund's portfolio, which includes consideration of, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The investment manager also considers the ratings assigned by various investment services and independent rating organizations, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under "Description of Ratings."

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension risk     The market value of some debt securities, particularly mortgage-backed securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. This risk is extension risk. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security's effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income risk     The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation     The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest rate risk     The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund's average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Prepayment risk     Debt securities, especially bonds that are subject to "calls," such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been "called" or "prepaid" will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

The following is a description of other risks associated with the Fund's investments:

Focus risk     The greater the Fund's exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the greater the impact of adverse events or conditions in such industry, sector, country, region or investment will have on the Fund's performance. To the extent the Fund has greater exposure to any single type of investment, the Fund's potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

The Fund's exposure to such industries, sectors, regions and other investments may also arise indirectly through the Fund's investments in debt securities (e.g., mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund's investments are located in the same geographical region or subject to the same risks or concerns.

Inside information risk     The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities.

Liquidity risk     Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer's securities were more widely held. The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

Management risk     The Fund is an actively managed ETF. The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's NAV and trading price.

The investment manager selects investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment manager or that the investment manager obtains from other sources. The investment manager is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment manager relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market risk     The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Secondary listings risk     The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Portfolio turnover risk     Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled "Portfolio Turnover" and "Financial Highlights" of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the investment manager that may increase portfolio turnover include increased merger and acquisition activity, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

During periods of rapidly declining interest rates, the rate of prepayments on portfolio investments may increase rapidly. When this happens, "sales" of portfolio securities are increased due to the return of principal to the Fund followed by purchases of new portfolio securities to replace the "sold" ones.

The rate of bond calls by issuers of fixed-income debt securities may increase as interest rates decline. This causes "sales" of called bonds by the Fund and the subsequent purchase of replacement investments.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Policies and Procedures Regarding the Release of Portfolio Holdings

On each business day of the Fund, before commencement of trading in shares on a national securities exchange, the Fund will disclose on its website the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of that business day. Consistent with current law, the Fund also releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

Each business day, the Fund’s portfolio holdings information will be provided to Franklin Templeton Distributors, Inc. (Distributors) or other agents for dissemination through the facilities of the National Securities Clearing Corporation (NSCC) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including large institutional investors (known as “Authorized Participants”) that have been authorized by Distributors to purchase and redeem large blocks of shares pursuant to legal requirements, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund in the ordinary course of business, no earlier than one business day following the date of the information. The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers and service providers to the Fund, including Authorized Participants and pricing services.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with Distributors, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	138	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	112	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	138	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	138	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	138	Hess Corporation (exploration and refining of oil and gas) (1998-2013).
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (1987-1991).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	138	Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (2010-2012) and Graham Holdings Company (formerly, The Washington Post Company) (education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2012	112	None
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Gregory E. Johnson[2] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2012	148	None
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Rupert H. Johnson, Jr.[3] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	138	None
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President - AML Compliance	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.

The Trust's independent board members constitute the sole independent board members of 27 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $50,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	--	493,000	41
Sam Ginn	--	305,000	27
Edith E. Holiday	--	537,000	41
J. Michael Luttig	--	514,000	41
Frank A. Olson	--	514,000	41
Larry D. Thompson	--	575,000	41
John B. Wilson	--	401,000	27

1. For the fiscal year ended May 31, 2014

2. For the calendar year ended December 31, 2013.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2013.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Sam Ginn	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

Board committees     The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Fund: Edith E. Holiday, J. Michael Luttig, and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Fund: Harris J. Ashton, Sam Ginn, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended May 31, 2014, the Audit Committee met one time; the Nominating committee met once.

Board role in risk oversight     The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues, either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the boards to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure     Seventy-five percent or more of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications

Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board. As indicated, Harris J. Ashton, Frank A. Olson and Sam Ginn have each served as chief executive officers of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday have legal backgrounds, including high level legal positions with departments of the U.S. government; John B. Wilson has served as chief operating officer of a New York Stock Exchange listed public corporation, as well as chief financial officer of a NASDAQ listed public corporation; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The Fund's administrator has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles     The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.     The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.     The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.     A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.     The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.     The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.     Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.     The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.     Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at etf.franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at etf.franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Investment manager and services provided     The Fund's investment manager is Franklin Advisers, Inc. The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the investment manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees     The Fund pays the investment manager a fee equal to an annual rate of 0.30% of the value of its net assets.

The fee is calculated daily and paid monthly according to the terms of the management agreement.

For the period November 4, 2013 (effective date) through the fiscal year ended May 31, 2014, management fees, before any advance waiver totaled $46,696. Under an agreement by the investment manager to reduce or waive its fees, the Fund paid $0 in management fees.

Portfolio managers     This section reflects information about the portfolio managers as of May 31, 2014.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x$1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x$1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x$1 million)[2]
Roger Bayston	9	18,428.6	4	2,950.5	1[3]	2,082.0
Patrick Klein	1	1,414.3	0	N/A	0	N/A

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

3. Mr. Bayston manages other accounts with $2,082.0 in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.     The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.     The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary     Each portfolio manager is paid a base salary.

Annual bonus     Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation     Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.     The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Roger Bayston	None
Patrick Klein	None

Administrator and services provided     Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees     Advisers pays FT Services a monthly fee equal to an annual rate of 0.075% of the Fund's average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

For the period November 4, 2013 (effective date) through the fiscal year ended May 31, 2014, Advisers paid FT Services $3,523.

Transfer agent     The Bank of New York Mellon, 111 Sanders Creek Parkway, East Syracuse, NY 13057, acts as the Fund’s transfer agent and dividend-paying agent.

Sub-administrator     The Bank of New York Mellon, 111 Sanders Creek Parkway, East Syracuse, NY 13057, has an agreement with FT Services to provide certain sub-administrative services and facilities for the Fund. The administrative services The Bank of New York Mellon provides include, but are not limited to, certain fund accounting, financial reporting, tax, corporate governance and compliance and legal administration services.

Custodian     The Bank of New York Mellon, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm     PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Fund's Annual Report to shareholders.

Portfolio Transactions

The investment manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the investment manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. Orders for fixed-income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The investment manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the investment manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the investment manager may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the investment manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager in carrying out its overall responsibilities to its clients.

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the period November 4, 2013 (effective date) through fiscal year ended May 31, 2014, the Fund paid $254 in brokerage commissions.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (Code), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Distributions     The Fund intends to declare and pay income dividends monthly from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Distributions in cash may be reinvested automatically in additional whole Fund shares only if the broker through whom you purchased the shares makes such option available. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Distributions of net investment income.     The Fund receives income generally in the form of interest on its investments. The Fund may also recognize ordinary income from other sources. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains.     The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are taxable at the reduced long-term capital gains rates. For individuals in the 10% and 15% federal income tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital.     If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains.     The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividend reinvestment.     Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Fund shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

Investments in foreign securities     The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Foreign income tax.     Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Effect of foreign debt investments on distributions.     Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities.     The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Information on the amount and tax character of distributions     The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends reported by the Fund to shareholders, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. Such characterization will not result in more income being reported to you, but rather will allow the Fund to report dividends in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may report and distribute to you:

  as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund may at times find it necessary to reclassify income after you receive your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Franklin Templeton Investments makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, your broker will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend"     At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Election to be taxed as a regulated investment company     The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement.     The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement.     The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

Asset diversification test.     The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers     The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

Excise tax distribution requirements

Required distributions.     To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98.2% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.     Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss" includes: (i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and (ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. The Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax     The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax will be reported on, and paid with, your federal income tax return.

Sales of exchange-listed Fund shares     Sales of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, you are required to report any gain or loss on your sale. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase.     Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales.     All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Reportable transactions.     Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting     The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund sales generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Creations and redemptions of creation units.     An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gain or loss. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to sections 351 and 362 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax certification and backup withholding     Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at a rate of 28%, and possibly state backup withholding, on a portion of your taxable distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. When federal backup withholding is required, the amount will be 28% of any taxable distributions. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

U.S. government securities     The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividends and the corporate dividends-received deduction     For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain tax rates. For individuals in the 10% and 15% federal income tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers).

“Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, it is anticipated that only a small percentage, if any, of the Fund’s income dividends will be qualified dividends for individual shareholders or will be eligible for the dividends-received deduction for corporate shareholders. If the percentage of qualified dividend income or dividends-received deduction is quite small, the Fund reserves the right to not report the small percentage of qualified dividend income for individuals or dividends-received deduction for corporations.

Investment in complex securities     The Fund may invest in complex securities that could require it to adjust the amount, timing or tax character (ordinary or capital) of the income, gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and tax character of the Fund’s income and gains distributed to you.

In general.     Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Derivatives.     The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies. If it makes any of these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term capital gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Constructive sales.     The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities lending transactions.     The Fund may obtain additional income by lending its securities, typically to brokers. All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend or interest payments, are treated as a “fee” for the temporary use of property. As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders. Similarly, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Tax straddles.     If the Fund invests in any or all of the derivative contracts described in the paragraphs above, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, including securities in a spread, collar, straddle or similar type of transaction, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Structured investments.     The Fund is permitted to invest in instruments that are designed to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Certain fixed-income investments.     Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default.     The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Inflation indexed securities.     The principal amount of inflation indexed securities purchased by the Fund will adjust for inflation which may cause the Fund to recognize income or loss. The inflation adjustment to the principal generally is subject to tax in the year that the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received, and is treated as original issue discount in such year. Any interest payable on the inflation indexed security is accrued by the Fund. Increases in the indexed principal in a given year and accrued interest will cause the fund to distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed securities issued with more than a prescribed de minimis amount of discount or premium.

State income taxes     Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code that contains either the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code. The California Revenue and Taxation Code currently conforms, with certain modifications, to the Code as of January 1, 2009, and to the Regulated Investment Company Modernization Act of 2010.

The information furnished to shareholders and the IRS annually with respect to the amount and character of dividends paid will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. Under the current California Revenue and Taxation Code, certain funds are required to report federal tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to his or her investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton Investments provides tax information on etf.franklintempleton.com (under the Tax Center) regarding tax-exempt income by jurisdiction and U.S. government interest to assist shareholders with the preparation of their state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors     Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general.     The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. An exemption from this withholding tax is provided for capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. However, notwithstanding such exemptions from U.S. withholding at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions.     Dividends reported by the Fund to shareholders as a distribution from net long-term capital gains (a capital gain dividend), other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends for non-U.S. investors.     The prior exemptions from U.S. withholding for interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired. With respect to taxable years of the Fund that began before January 1, 2014, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), were not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. Similarly, with respect to taxable years of the Fund that began before January 1, 2014, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources were not subject to U.S. withholding tax. “Qualified interest income” included, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

As of the date of this SAI, it is currently unclear whether Congress will extend these exemptions to taxable years of a fund beginning on or after January 1, 2014, or what the terms of any such extension would be, including whether such extension would have retroactive effect. However, even if reinstated, it may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income.     Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax.     An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors.     Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 28% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Foreign Account Tax Compliance Act     Under the Foreign Account Tax Compliance Act (or FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2016. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights, Principal Holders and Additional Information Concerning the Trust

The Fund is a diversified series of the Trust, an open-end management investment company. The Trust was organized as a Delaware statutory trust on June 1, 2012 and is registered with the SEC.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of the DTC participants as of September 2, 2014, the name, address and percentage ownership of the DTC participant of the Fund was JP Morgan Chase, 270 Park Avenue, New York, NY 10017-2070, 90.91%.

From time to time, the number of Fund shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Following the creation of the initial Creation Unit(s) of shares of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

DTC as securities depository for shares of the Fund.   Shares of the Fund are represented by securities registered in the name of Depository Trust Company (DTC) or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the NYSE MKT LLC and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General.     The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through Distributors or its agent, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by Distributors or its agent in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of May 31, 2014:

Shares Per Creation Unit	Value Per Creation Unit (U.S. $)
25,000	2,499,500

The board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund deposit.     The consideration for purchase of Creation Units of the Fund may consist of (i) the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (Deposit Securities) and the Cash Component computed as described below or, alternatively, (ii) the Cash Deposit. Together, the Deposit Securities and the Cash Component or, alternatively, the Cash Deposit, constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

Advisers makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component (or Cash Deposit) to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities and the amount of the Cash Component (or Cash Deposit) changes pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by Advisers with a view to the investment objective of the Fund. The composition of the Deposit Securities and the amount of the Cash Component (or Cash Deposit) may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Trust may require the substitution of an amount of cash (i.e., a “cash-in-lieu” amount ) to replace any Deposit Security of the Fund that is a TBA transaction or an interest in a mortgage pass-through security. The amount of cash contributed will be equivalent to the price of the TBA transaction or mortgage pass-through security interest listed as a Deposit Security.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.

Cash purchase method.     When partial or full cash purchases of Creation Units are available or specified, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for creation of creation units.     To be eligible to place orders with Distributors and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with Distributors, with respect to creations and redemptions of Creation Units (Authorized Participant Agreement) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the authorized participant.     Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with Distributors. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component (or Cash Deposit), once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component (or Cash Deposit). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from Distributors.

Placement of creation orders.     Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Fund’s custodian or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component (or Cash Deposit) must be transferred directly to the Fund’s custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Fund’s custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component (or Cash Deposit) and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to Distributors, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by Distributors, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase orders.     To initiate an order for a Creation Unit, an Authorized Participant must submit to Distributors or its agent an irrevocable order to purchase shares of the Fund, in proper form, before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. Distributors or its agent will notify Advisers and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Distributors or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to Distributors or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component (or Cash Deposit) next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component (or Cash Deposit). This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of submission of purchase orders.     An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to Distributors or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach Distributors or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” Distributors or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of Distributors’ or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of orders for creation units.     Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component (or Cash Deposit) and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of Distributors and Advisers) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. Distributors or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by Distributors or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or Advisers, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, Distributors or its agent and Advisers make it impracticable to process purchase orders. Distributors or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, the Fund’s custodian, the sub-custodian and Distributors or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a creation unit.     Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component (or Cash Deposit) have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, Distributors or its agent and Advisers shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with Distributors, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage Advisers may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from Distributors or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs associated with creation transactions.     A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. Where the Fund permits or specifies cash creations, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
$500	3%

1. As a percentage of the net asset value per Creation Unit.

Redemption of creation units.     Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by Distributors and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Advisers makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (Fund Securities), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

If redemptions are not paid in cash, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. Notwithstanding the foregoing, the Trust may, in its sole discretion, substitute a “cash-in-lieu” amount to replace any Fund Security of the Fund that is a TBA transaction or mortgage pass-through security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash redemption method.     When partial or full cash redemptions of Creation Units are available or specified, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs associated with redemption transactions.     A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. Where the Fund permits or specifies cash redemptions, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
$500	2%

1. As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Placement of redemption orders.     Redemption requests for Creation Units of the Fund must be submitted to Distributors by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day, in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Distributors or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to Distributors or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by Distributors or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, Distributors or its agent shall notify the Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within three Business Days (i.e., “T+3”). However, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).

To the extent contemplated by an Authorized Participant’s agreement with Distributors or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, Distributors or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage Advisers may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Fund’s custodian and marked-to-market daily. The fees of the Fund’s custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Shares are continuously offered for sale by the Fund through Distributors or its agent only in Creation Units, as described in the prospectus and above in the “Creation and Redemption of Creation Units” section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by Distributors or its agent. Distributors or its agent will arrange for the delivery of the prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents.

Distributors may enter into agreements with securities dealers (Soliciting Dealers) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants, DTC participants and/or investor services organizations.

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees     The board has adopted a plan pursuant to Rule 12b-1 for the Fund. However, no Rule 12b-1 plan fee is currently charged to the Fund, and there are no plans in place to impose a Rule 12b-1 plan fee. The plan is designed to benefit the Fund and its shareholders. The plan is expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under the plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to the Fund are based only on the fees attributable to that particular Fund and are calculated, as a percentage of such Fund's net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a Fund's net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plan should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has, as of August 31, 2014, over $922 billion in assets under management for more than 3 million U.S. based fund shareholder and other accounts. Franklin Templeton Investments offers 122 U.S. based open-end investment companies to the public. The Fund may identify itself by its NYSE Arca ticker symbol or CUSIP number.

Currently, there are more open-end investment companies than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

Description of Ratings

Corporate Obligation Ratings

Moody's

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FRANKLIN ETF TRUST
File Nos. 811-22801 & 333-186504

PART C
Other Information

Item 28. Exhibits.

The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a) Agreement and Declaration of Trust

(i)	Certificate of Trust dated May 30, 2012
Filing: Initial Registration Statement on Form N-1A
File No. 333-186504
Filing Date: February 7, 2013

(ii)	Agreement and Declaration of Trust dated June 1, 2012
Filing: Initial Registration Statement on Form N-1A
File No. 333-186504
Filing Date: February 7, 2013

(iii)	Certificate of Amendment to the Certificate of Trust dated December 3, 2012
Filing: Initial Registration Statement on Form N-1A
File No. 333-186504
Filing Date: February 7, 2013

(iv)	Certificate of Amendment to Agreement and Declaration of Trust dated December 3, 2012
Filing: Initial Registration Statement on Form N-1A
File No. 333-186504
Filing Date: February 7, 2013

(b) By-laws

(i)	By-Laws effective as of June 1, 2102
Filing: Initial Registration Statement on Form N-1A
File No. 333-186504
Filing Date: February 7, 2013

(i)	Certificate of Amendment of By-Laws dated December 3, 2012
Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
File No. 333-186504
Filing Date: October 16, 2013

(c) Instruments Defining Rights of Security Holders

(i)	Agreement and Declaration of Trust

(a) Article III, Shares
(b) Article V, Shareholders’ Voting Powers and Meetings
(c) Article VI, Net Asset Value; Distributions; Redemptions;
Transfers
(d) Article VIII, Certain Transactions: Section 4
(e) Article X, Miscellaneous: Section 4

(ii)	By-Laws

(a) Article II, Meetings of Shareholders
(b) Article VI, Records and Reports: Section 1, 2 and 3
(c) Article VII, General Matters: Section 3, 4, 6 and 7
(d) Article VIII, Amendment: Section 1

(iii)	Part B, Statement of Additional Information – Item 22

(d) Investment Advisory Contracts

(i)	Investment Management Agreement between Registrant, on behalf of Franklin Short Duration U.S. Government ETF and Franklin Advisers, Inc. dated August 1, 2013

(e) Underwriting Contracts

(i)	Distribution Agreement, between the Registrant on behalf of Franklin Short Duration U.S. Government ETF and Franklin/Templeton Distributors, Inc. dated July 17, 2013

(ii)	Form of Authorized Participant Agreement
Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
File No. 333-186504
Filing Date: October 16, 2013

(f) Bonus or Profit Sharing Contracts

Not Applicable

(g) Custodian Agreements

(i)	Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 333-186504
Filing Date: August 1, 2013

(ii)	Amendment dated October 15, 2013, to Exhibit A of the Master Custody Agreement dated February 16, 1996 between the Registrant and The Bank of New York Mellon

(iii)	Amendment dated October 15, 2013 to Schedule A of the Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(iv)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001

(v)	Amendment dated January 5, 2012 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001

(vi)	Amendment dated September 1, 2011 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001

(vii)	Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 333-186504
Filing Date: August 1, 2013

(viii)	Amendment dated October 15, 2013 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(ix)	Amendment dated June 1, 2013 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(h) Other Material Contracts

(i)	Sub-Contract for Fund Administration Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated August 1, 2013

(ii)	Form of Sub-Contract for Fund Administrative and Accounting Services between Franklin Templeton Services, LLC and BNY Mellon Investment Servicing (US) Inc.
Filing: Registration Statement on Form N-1A
File No. 333-186504
Filing Date: August 1, 2013

(iii)	Form of Transfer Agent and Services Agreement between the Registrant on behalf Franklin Short Duration U.S. Government ETF and BNY Mellon Investment Servicing (US) Inc. dated October 18, 2013
Filing: Registration Statement on Form N-1A
File No. 333-186504
Filing Date: August 1, 2013

(iv)

Amended and Restated Transfer Agent and Shareholder Services Agreement between the Registrant on behalf of Franklin Short Duration U.S. Government ETF and Franklin Templeton Investor Services, LLC dated June 1, 2014

(i) Legal Opinion

(i)	Opinion and consent of counsel with respect to Franklin Short Duration U.S. Government ETF dated October 16, 2013
Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
File No. 333-186504
Filing Date: October 16, 2013

(j) Other Opinions

(i)	Consent of Independent Registered Public Accounting Firm

(k) Omitted Financial Statements

Not Applicable

(l) Initial Capital Agreements

Not Applicable

To be filed by amendment

(m) Rule 12b-1 Plan

(i)	Distribution Plan, pursuant to Rule 12b-1 between the Registrant on behalf of Franklin Short Duration U.S. government ETF and Franklin/Templeton Distributors, Inc. dated July 17, 2013

(n) Rule 18f-3 Plan

Not Application

(p) Code of Ethics

(i)	Code of Ethics dated May 1, 2013

(q) Power of Attorney

(i)	Power of Attorney dated February 7, 2013
Filing: Initial Registration Statement on Form N-1A
File No. 333-1896504
Filing Date: February 7, 2013

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Agreement and Declaration of Trust (the “Declaration”) provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the “Delaware Act”), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's investment manager also serves as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

Item 32. Principal Underwriters

a) Franklin Templeton Distributors, Inc. (Distributors) also act as principal underwriter of shares of :

Franklin Alternative Strategies Funds
Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Custodian Funds
Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds

(b) The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889)

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder service agent, Franklin Templeton Investor Services, LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of September, 2014.

FRANKLIN ETF TRUST
(Registrant)

By: /s/Karen L. Skidmore
Karen L. Skidmore
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Christopher J. Molumphy*
Christopher J. Molumphy	President and Chief Executive Officer – Investment Management	September 25, 2014

Laura F. Fergerson*
Laura F. Fergerson	Chief Executive Officer – Finance and Administration	September 25, 2014

Gaston Gardey*
Gaston Gardey	Chief Financial Officer and Chief Accounting Officer	September 25, 2014

Harris J. Ashton*
Harris J. Ashton	Trustee	September 25, 2014

Sam Ginn*
Sam Ginn	Trustee	September 25, 2014

Edith E. Holiday*
Edith E. Holiday	Trustee	September 25, 2014

Gregory E. Johnson*
Gregory E. Johnson	Trustee	September 25, 2014

Rupert H. Johnson, Jr.*
Rupert H. Johnson, Jr.	Trustee	September 25, 2014

J. Michael Luttig*
J. Michael Luttig	Trustee	September 25, 2014

Frank A. Olson*
Frank A. Olson	Trustee	September 25, 2014

Larry D. Thompson*
Larry D. Thompson	Trustee	September 25, 2014

John B. Wilson*
John B. Wilson	Trustee	September 25, 2014

* By: /s/KAREN L. SKIDMORE

Karen L. Skidmore

Attorney-in-Fact

(Pursuant to Power of Attorney previously filed)

FRANKLIN ETF TRUST

REGISTRATION STATEMENT

EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION

EX-99.(a)(i)	Certificate of Trust dated December 3, 2012	*
EX-99.(a)(ii)	Agreement and Declaration of Trust dated June 1, 2012	*
EX-99.(a)(iii)	Certificate of Amendment to Certificate of Trust dated December 3, 2012	*
EX-99.(a)(iv)	Certificate of Amendment to Agreement and Declaration of Trust dated December 3, 2012	*
EX-99.(b)(i)	By-Laws effective as of June 1, 2012	*
EX-99.(b)(i)	Certificate of Amendment to By-Laws dated December 3, 2012	*
EX-99.(d)(i)	Investment Management Agreement between Registrant, on behalf of Franklin Short Duration U.S. Government ETF and Franklin Advisers, Inc. dated August 1, 2013	Attached
EX-99.(e)(i)	Distribution Agreement between Registrant, on behalf of Franklin Short Duration U.S. Government ETF and Franklin/Templeton Distributors, Inc. dated July 17, 2013	Attached
EX-99.(e)(ii)	Form of Authorized Participant Agreement	*
EX-99.(g)(i)	Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*
EX-99.(g)(ii)	Amendment dated October 15, 2013 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	Attached
EX-99.(g)(iii)	Amendment dated October 15, 2013 to Schedule 1 of the Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	Attached
EX-99.(g)(iv)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001	Attached
EX-99.(g)(v)	Amendment dated January 5, 2012 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001	Attached
EX-99.(g)(vi)	Amendment dated September 1, 2011 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001	Attached
EX-99.(g)(vii)	Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*
EX-99.(g)(viii)	Amendment dated October 15, 2013 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	Attached
EX-99.(g)(ix)	Amendment dated June 1, 2013 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	Attached
EX-99.(h)(i)	Subcontract for Fund Administration Services between the Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated August 1, 2013	Attached
EX-99.(h)(ii)

Form of Subcontract for Fund Administrative and Accounting Services between Franklin Templeton Services, LLC and BNY Mellon Investment Servicing (US) Inc. with respect to Franklin Short Duration U.S. Government ETF dated October 18, 2013

*
EX-99.(h)(iii)	Form of Transfer Agent and Shareholder Services Agreement between the Registrant on behalf of Franklin Short Duration U.S. Government ETF and BNY Mellon Investment Servicing (US) Inc.	*
EX-99.(h)(iv)

Amended and Restated Transfer Agent and Shareholder Services Agreement between the Registrant on behalf of Franklin Short Duration U.S. Government ETF and Franklin Templeton Investor Services, LLC dated June 1, 2014

Attached
EX-99.(i)(i)	Opinion and consent of counsel with respect to Franklin Short Duration U.S. Government ETF dated October 16, 2013	*
EX-99.(j)(i)	Consent of Independent Registered Public Accounting Firm	Attached
EX-99.(m)(i)	Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Short Duration U.S. Government ETF and Franklin/Templeton Distributors, Inc. dated July 17, 2013	Attached
EX-99.(p)(i)	Code of Ethics dated May 1, 2013	Attached
EX-99.(q)(i)	Power of Attorney dated February 7, 2012	*

* Incorporated reference